Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the tenth day of April, 2008, by and between Fang Siping (the “Seller”), a record or beneficial owner of shares of capital stock of China Valves Technology, Inc. (formerly, Intercontinental Resources, Inc.), a Nevada corporation (the “Company”), and Li Bin (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Seller owns an aggregate of 24,300,000 shares of common stock of the Company bearing a restrictive legend; and

WHEREAS, the Buyer wishes to purchase all 24,300,000 shares of such Company common stock (the “Stock For Sale”) from the Seller;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Buyer and the Seller agree as follows:

1. Agreement to Purchase and Sell.  The Seller will sell to the Buyer and the Buyer agrees to purchase the Stock For Sale from the Seller.  The Buyer agrees to purchase the Stock for Sale for an aggregate purchase price of $10,000 (the “Purchase Price”).  The Buyer shall pay the Purchase Price to the Seller by issuing to the Seller a promissory note (the “Promissory Note”), substantially in the form attached hereto as Exhibit A.  The purchase of the Stock for Sale by the Buyer and the sale of the Stock for Sale by the Seller shall occur on the date of this Agreement (such date, the “Effective Date”).

2. Closing. On or before the Effective Date, the Parties shall perform, in order:

a) The Buyer shall deliver a fully executed copy of this Agreement to the Seller;

b) The Seller shall deliver a fully executed copy of this Agreement to the Buyer;

c) The Buyer shall pay the Purchase Price to the Seller by delivering to the Seller the Promissory Note,

d) The Seller shall deliver to the Buyer a stock certificate evidencing that the Stock For Sale has been duly transferred to the Buyer;

3. Representations and Warranties of Seller.   The Seller hereby represents and warrants to the Buyer, for a period of twelve (12) months from the Effective Date, that the statements in the following paragraphs of this Section 3 are all true and complete as of the Effective Date:

a) Title to Stock.  The Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Stock For Sale and has not granted any person a proxy that has not expired or been validly withdrawn.  The sale and delivery of the Stock For Sale to the Buyer pursuant to this Agreement will vest in the Buyer the legal and valid title to the Stock For Sale, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by the Buyer and restrictions on resales of the Stock For Sale under applicable securities laws).

b) Full Power and Authority.  The Seller represents that he has full power and authority to enter into this Agreement.

4. Representations and Warranties of Buyer. The Buyer hereby represents and warrants to the Seller that the statements in the following paragraphs of this Section 4 are all true and complete as of the date hereof:

a) Exempt Transaction. The Buyer understands that the offering and sale of the Stock For Sale is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state securities law.

b) Full Power and Authority.  The Buyer represents that he has full power and authority to enter into this Agreement.

c) Stock.  The Stock For Sale to be purchased by the Buyer hereunder will be acquired for investment for the Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

d)  Information Concerning the Company.  The Buyer has conducted his own due diligence with respect to the Company and its liabilities and believes he has enough information upon which to base an investment decision in the Stock for Sale.  The Buyer acknowledges that the Seller has made no representations with respect to the Company, its status, or the existence or non-existence of liabilities in the Company except as explicitly stated in this Agreement.  The Buyer is taking the Stock For Sale “as is” and acknowledges and assumes all liabilities relating to the Stock For Sale.

e) Investment Experience.  The Buyer understands that the purchase of the Stock for Sale involves substantial risk.  The Buyer (i) has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of the Buyer’s investment in the Stock for Sale and (ii) has such knowledge and experience in financial, tax and business matters so as to enable the Buyer to evaluate the merits and risks of an investment in the Stock for Sale, to protect the Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

f) No Oral Representations. No oral or written representations have been made other than or in addition to those stated in this Agreement.  The Buyer is not relying on any oral statements made by the Seller or the Seller's representatives or affiliates in purchasing the Stock for Sale.

g) Restricted Securities. The Buyer understands that the Stock for Sale is characterized as “restricted securities” under the Act inasmuch as it was acquired from the Company in a transaction not involving a public offering.

h) Opinion Necessary. The Buyer acknowledges that if any transfer of the Stock for Sale is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act.  The Buyer acknowledges that a restrictive legend appears on the Stock for Sale and must remain on the Stock for Sale until such time as it may be removed under the Act.

5. Covenant Not to Sue; Indemnification.

a) Covenant Not to Sue.  In consideration of this Agreement and the consideration to the Buyer granted herein, the Buyer covenants and agrees, for himself and for his agents, employees, legal representatives, heirs, executors or assigns (the “Buyer Covenantors”), to refrain from making, directly or indirectly, any claim or demand, or to commence, facilitate commencement or cause to be prosecuted any action in law or equity against the Seller, its members, officers, directors, agents, employees, attorneys, accountants, consultants, subsidiaries, successors, affiliates and assigns (collectively, the “Seller Covenantees”), on account of any damages, real or imagined, known or unknown, that any Buyer Covenantor ever had, has or which may hereafter arise with respect to any and all disputes, differences, controversies or claims arising out of or relating to this Agreement and the transactions contemplated hereby, including but not limited to any question regarding the existence, content, validity or termination of this Agreement.  The terms and conditions of this Section 5(a) shall be a complete defense to any action or proceeding that may be brought or instituted by any Buyer Covenantor against any Seller Covenantee, and shall forever be a complete bar to the commencement or prosecution of any action or proceeding with regard to this Agreement by any Buyer Covenantor against any Seller Covenantee.

b)      Buyer Indemnification.   The Buyer shall indemnify and hold harmless the Seller Covenantees from and against any and all losses, damages, expenses, liabilities or claims arising or resulting from, directly or indirectly, any breach by the Buyer of any representation, warranty or covenant of the Buyer contained in this Agreement (collectively “Seller Losses”).  Seller Losses include, but are not limited to, all reasonable legal fees, court costs and other expenses incurred by any Seller Covenantee in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement, in each case for which the Seller is entitled to indemnification, notwithstanding the absence of a final determination as to the Buyer’s obligation to reimburse any Seller Covenantee for such Seller Losses and the possibility that such payments might later be held to have been improper.

c)           Seller Indemnification.  The Seller shall indemnify and hold harmless the Buyer Covenantors from and against any and all losses, damages, expenses, liabilities or claims arising or resulting from, directly or indirectly, any breach by the Seller of any representation, warranty or covenant of the Seller contained in this Agreement (collectively “Buyer Losses”).  Buyer Losses include, but are not limited to, all reasonable legal fees, court costs and other expenses incurred by any Buyer Covenantor in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement, in each case for which any Buyer Covenantor is entitled to indemnification, notwithstanding the absence of a final determination as to the Seller’s obligation to reimburse any Buyer Covenantor for such Buyer Losses and the possibility that such payments might later be held to have been improper.

6. Governing Law; Jurisdiction. Subject to the terms and conditions of Section 5 herein, any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the Commonwealth of Nevada.  The Buyer and the Seller hereby irrevocably and unconditionally submit for themselves and their property to the nonexclusive jurisdiction of the Federal and State courts of the State of Nevada, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in Nevada or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to above.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).  Each party hereto:

a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and

b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.

7. Termination.  The Buyer may not, except for a material breach or failure of a condition or requirement, terminate this Agreement.

8. Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that the Buyer may not assign or transfer any of its rights or obligations under this Agreement.

9. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed copy of this Agreement shall be deemed an original.

10. Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

11. Costs, Expenses.  Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

12. Modifications and Waivers.  No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and the Seller.  No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.  All remedies, either under this Agreement, by law, or otherwise afforded the Parties shall be cumulative and not alternative.

13. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

15. Further Assurances.   From and after the date of this Agreement, upon the request of the Buyer or the Seller, the Buyer and the Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

16. Term; Survival.  This Agreement is effective from the Effective Date hereof, and shall remain in effect until all the rights and obligations of the parties hereto have been fully performed, however Sections 5 and 6 shall survive this Agreement.

17. Notices.  All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,

b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails, or

c) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 17.

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In Witness Whereof, the parties hereto have executed this Agreement as of the date first written above.

Seller:

/s/ Fang Siping
Fang Siping

Buyer:

/s/ Li Bin
Li Bin

Exhibit A

PROMISSORY NOTE

US$10,000	April 10, 2008

For value received, Li Bin, a resident of Duluth, Georgia, United States of America (“Payor”), promises to pay to Fang Siping, a resident of the People’s Republic of China (the “Holder”), the principal sum of Ten Thousand United States Dollars (US$10,000), without interest, according to the terms of this Promissory Note (the “Note”).

1. Payment.   The entire outstanding principal under this Note will become fully due and payable sixty (60) days after written demand by the Holder delivered to the Payor on or after October 15, 2008 (the “Maturity Date”). All payments will be in lawful money of the United States of America.

2. Amendments; Waiver. Any amendment or waiver of any term of this Note must be made in writing and signed by the Payor and the Holder.  No delay by the Holder in acting with respect to the terms of this Note will constitute a waiver of any breach or default under this Note.  The Payor waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

3. Notices.  All notices required or permitted hereunder will be in writing and will be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) on the date sent by facsimile if sent during normal business hours of the recipient with receipt confirmed; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with an overnight delivery service, specifying next day delivery.  All communications will be sent to the address as set forth hereon or at such other address as such party may designate by ten days’ advance written notice to the other parties.

4. Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision will be excluded from this Note and the balance of the Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

5. Successors and Assigns.  This Note is binding upon, inures to the benefit of and is enforceable by the Payor, the Holder and their respective successors and assigns.

6. Default; Attorneys’ Fees.  In the event of any default hereunder, the Payor will pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

7. Choice of Law.  The terms of this Note will be construed in accordance with the laws of the United States as applied to transactions made and wholly performed within said jurisdiction.

In Witness Whereof, this Note has been executed by the Payor as of the date first written above.

/s/Li Bin
Li Bin
1165 Rugglestone Way
Duluth, GA 30097
USA